UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: August 19, 2015

Professional Diversity Network, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-35824	80-0900177
(State or other	(Commission File No.)	(IRS Employer
jurisdiction of		Identification Number)
Incorporation)

801 W. Adams Street, Sixth Floor
Chicago, Illinois 60607
(312) 614-0950
(Address, including zip code, and telephone number
including area code of Registrant’s
principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Professional Diversity Network, Inc. (the “Company”) is filing this Current Report on Form 8-K to incorporate by reference the historical audited and unaudited financial statements of NAPW, Inc., a New York corporation acquired by the Company by merger (“NAPW”), as of and for the years ended December 31, 2013 and December 31, 2012 and unaudited pro forma financial statements as of and for the six months ended June 30, 2014 and June 30, 2013 (collectively, the “Acquired Business Financial Statements”), in the registration statement (No. 333-201341) on Form S-3 of the Company and the registration statement (No. 333-203156) on Form S-8 of the Company (together, the “Registration Statements”). The Acquired Business Financial Statements as of and for the years ended December 31, 2013 and 2012 were audited by Friedman LLP. The consent of Friedman LLP to the incorporation by reference of their audit reports on such Annual Financial Statements in the Registration Statements is attached hereto as Exhibit 23.1.

Item 9.01. Financial Statement and Exhibits.

(a)           Financial Statements of Businesses Acquired.

The audited financial statements of NAPW as of and for the years ended December 31, 2013 and December 31, 2012 and the unaudited financial statements of NAPW as of and for the six months ended June 30, 2014 and June 30, 2013, are attached as Exhibit 99.1 and 99.2 to this Current Report, respectively, and are incorporated herein by reference.

 (b)           Pro Forma Financial Information.

The unaudited pro forma financial information of the Company and NAPW as of and for the year ended December 31, 2013 and the six months ended June 30, 2014, in each case reflecting, on a pro forma basis, the merger transaction between the Company and NAPW, are attached as Exhibit 99.3 to this Current Report and are incorporated herein by reference.

 (d)           Exhibits.

Exhibit No.	Description
23.1	Consent of Friedman LLP
99.1
Audited Financial Statements of NAPW, Inc. as of and for the years ended December 31, 2013 and December 31, 2012 (incorporated herein by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed with the SEC on December 10, 2014)

99.2
Unaudited Financial Statements of NAPW, Inc. as of and for the six months ended June 30, 2014 and June 30, 2013 (incorporated herein by reference to Exhibit 99.2 of the Company’s Current Report on Form 8-K filed with the SEC on December 10, 2014)

99.3
Unaudited Pro Forma Combined Financial Information of Professional Diversity Network, Inc. and NAPW, Inc. for the year ended December 31, 2013 and the six months ended June 30, 2014 (incorporated herein by reference to Exhibit 99.3 of the Company’s Current Report on Form 8-K filed with the SEC on December 10, 2014)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROFESSIONAL DIVERSITY NETWORK, INC.

Date: August 19, 2015	By:	/s/ David Mecklenburger
David Mecklenburger
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Friedman LLP
99.1
Audited Financial Statements of NAPW, Inc. as of and for the years ended December 31, 2013 and December 31, 2012 (incorporated herein by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K filed with the SEC on December 10, 2014)

99.2
Unaudited Financial Statements of NAPW, Inc. as of and for the six months ended June 30, 2014 and June 30, 2013 (incorporated herein by reference to Exhibit 99.2 of the Company’s Current Report on Form 8-K filed with the SEC on December 10, 2014)

99.3
Unaudited Pro Forma Combined Financial Information of Professional Diversity Network, Inc. and NAPW, Inc. for the year ended December 31, 2013 and the six months ended June 30, 2014 (incorporated herein by reference to Exhibit 99.3 of the Company’s Current Report on Form 8-K filed with the SEC on December 10, 2014)